EXHIBIT 10.16

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment”) is made effective as of November 24, 2003, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the “Agent”), SOUTHTRUST BANK, an Alabama banking corporation, as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00 (the Credit Agreement, as amended by the First Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00, all as more specifically hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1. The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Revolving Loan Commitment”, “Revolving Notes”, “Swing Line Loan Commitment” and “Swing Line Note”, and by substituting the following new definitions, respectively, in lieu thereof:

“Revolving Loan Commitment” means the commitment of the Revolving Loan Lenders, subject to the terms of this Agreement, to lend Borrowers (A) from November 24, 2003 to January 23, 2004, up to the lesser of (i) Twenty-Two Million and 00/100 Dollars ($22,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances (and Revolving Loan Lenders acknowledge that during such period of time, the Revolving Loan Credit Percentage will adjust accordingly); and (B) at all other times during the term of this Agreement, up to the lesser of (i) Twenty

Million and 00/100 Dollars ($20,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances.

“Revolving Notes” means (i) that certain First Amended and Restated Revolving Note from Borrowers to SouthTrust, dated November 24, 2003, in the principal amount of $14,500,000.00, and (ii) that certain Revolving Note from Borrowers to Compass, dated December 16, 2002, in the principal amount of $7,500,000.00, and includes any amendment to or modification of any such note and any promissory note given in extension or renewal of, or in substitution for, such note.

“Swing Line Loan Commitment” means the commitment of the Swing Line Lender, subject to the terms of this Agreement, to lend Borrowers (A) from November 24, 2003 to January 23, 2004, up to the lesser of (i) Seven Million and 00/100 Dollars ($7,000,000.00), or (ii) the aggregate of the Unused Revolving Loan Commitments of the Lenders; and (B) at all other times during the term of this Agreement, up to the lesser of (i) Five Million and 00/100 Dollars ($5,000,000.00), or (ii) the aggregate of the Unused Revolving Loan Commitments of the Lenders.

“Swing Line Note” means that certain First Amended and Restated Swing Line Note from Borrowers to the Swing Line Lender dated November 24, 2003, in the principal amount of $7,000,000.00, and includes any amendment to or modification of such note and any promissory note given in extension or renewal of, or in substitution for, such note.

2. Borrowers and Lender Parties acknowledge and agree that purchases of Swing Line Loan Advances by Revolving Loan Lenders from Swing Line Lender in accordance with the Credit Agreement, as amended, constitute Revolving Loan Advances, and notwithstanding any provision of the Credit Agreement, as amended, to the contrary, including Section 3.2(C), no Revolving Loan Lender shall be obligated to make a Revolving Loan Advance or otherwise purchase from Swing Line Lender any portion of any Swing Line Loan Advance if, on account of such purchase, the aggregate Revolving Loan Advances outstanding (after taking into account such purchase) would exceed the Revolving Loan Commitment.

3. Borrowers and Lender Parties acknowledge and agree that all of the Collateral (including, but not limited to, the Mortgaged Property) shall secure all of the Obligations (including, but not limited to the obligation to pay the principal of and interest on the First Amended and Restated Swing Line Note and the First Amended and Restated Revolving Note from Borrowers to SouthTrust), and each Borrower hereby grants, bargains, sells, transfers, assigns, sets over, conveys, re-grants, re-bargains, re-sells, re-transfers, re-assigns, re-sets over and re-conveys to Agent, its successors and assigns, a Lien on, upon and in the Collateral.

4. As a condition to the effectiveness of this Second Amendment: (a) Borrowers shall have executed and delivered to Swing Line Lender the First Amended and Restated Swing Line Note; (b) Borrowers shall have executed and delivered to SouthTrust the First Amended and Restated Revolving Note from Borrowers to SouthTrust; (c) Borrowers shall have reimbursed Lender Parties for all of Lender Parties’ fees and expenses, including, but not limited to, any and all filing fees, recording fees, and expenses and fees of Lender Parties’ legal counsel, incurred in connection with the preparation of this Second Amendment and any and all documents executed and delivered in connection herewith; (d) Agent shall have received an opinion of Borrowers’ counsel with respect to the due authorization, execution and delivery of this Second Amendment and the First Amended and Restated Swing Line Note, and the enforceability of the Loan Documents, as amended by this Second Amendment, such opinion letter to be in form and substance acceptable to Agent; (e) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Second Amendment and any other documentation required by Agent in connection with this Second Amendment; (f) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (g) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (h) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Second Amendment, and all other documents and instruments executed by Borrowers in connection with this Second Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

5. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Second Amendment, except to the extent affected by this Second Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Second Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Second Amendment.

6. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Second Amendment (in which case the terms and conditions of this Second Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

* * * * *

IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the day and year first above written.

BORROWERS:

PEMCO AVIATION GROUP, INC.

By:

Its:

PEMCO AEROPLEX, INC.

By:

Its:

PEMCO ENGINEERS, INC.

By:

Its:

PEMCO WORLD AIR SERVICES, INC.

By:

Its:

SPACE VECTOR CORPORATION

By:

Its:

AGENT:

SOUTHTRUST BANK, as Agent

By:

Its:

LENDERS:

SOUTHTRUST BANK

By:

Its:

COMPASS BANK

By:

Its:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco Aviation Group, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco Aeroplex, Inc., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco Engineers, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Pemco World Air Services, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Space Vector Corporation, a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of SouthTrust Bank, an Alabama banking corporation, as Agent, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                      , whose name as                                                       of SouthTrust Bank, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires:

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                              , whose name as                                                               of Compass Bank, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

Given under my hand and official seal, this the              day of November, 2003.

[SEAL]

Notary Public

My Commission Expires: